Rule 497(d)

                                     FT 1085

               Supplement to the Prospectus dated December 2, 2005

       Notwithstanding anything to the contrary in the Prospectus, the deferred sales charge will be deducted in three monthly installments commencing March 20, 2006. In addition, evaluations for purposes of determining the purchase, sale or redemption price of Units are made as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day on which it is open (the "Evaluation Time").

March 9, 2006